UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025

RESERVOIR MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Varick Street Suite 801 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(212) 675-0541

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RSVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	RSVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2025, Reservoir Media Management, Inc. (“RMM”), a Delaware corporation and a wholly-owned subsidiary of Reservoir Media, Inc., a Delaware corporation (“RMI”), entered into an amendment (the “Third Amendment”) to the Fourth Amended and Restated Credit Agreement, dated as of July 28, 2021 (the “Credit Agreement”), by and among RMM, RMI, the other loan parties party thereto from time to time, the lenders party thereto from time to time and Truist Bank, as administrative agent. The Third Amendment amends RMM’s senior secured revolving credit facility under the Credit Agreement to, among other things, (i) increase the revolving credit commitment from $450,000,000 to $550,000,000, (ii) adjust the consolidated net senior debt to the value of the music library ratio for the 0.25% increase in the pricing grid from 30.0% to 37.5%, (iii) reset the incremental borrowing capacity under the facility’s accordion feature to $150,000,000 after the effectiveness of the Third Amendment, (iv) exclude non wholly-owned foreign subsidiaries from the requirement to guarantee obligations under the Credit Agreement and (v) modify certain negative covenants under the Credit Agreement to provide additional operational flexibility to RMM as further set forth in the Third Amendment.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to the Fourth Amended and Restated Credit Agreement, dated as of June 3, 2025 by and among Reservoir Media Management, Inc., Reservoir Media, Inc., the other loan parties party thereto from time to time, the lenders party thereto from time to time and Truist Bank, as administrative agent
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESERVOIR MEDIA, INC.

Date: June 4, 2025	By:	/s/ Golnar Khosrowshahi
		Name:	Golnar Khosrowshahi
		Title:	Chief Executive Officer